Exhibit 99.1

NEWS release

P.O. Box 10, Manitowoc, WI 54221-0010

For further information, contact:

Kevin M LeMahieu, Chief Financial Officer

Phone: (920) 652-3200 / klemahieu@bankfirst.com

FOR IMMEDIATE RELEASE

Bank First Announces Net Income for the Second Quarter of 2025

•	Net income of $16.9 million and $35.1 million for the three and six months ended June 30, 2025, respectively
•	Earnings per common share of $1.71 and $3.53 for the three and six months ended June 30, 2025, respectively
•	Annualized return on average assets of 1.54% and 1.59% for the three and six months ended June 30, 2025, respectively
•	Quarterly cash dividend of $0.45 per share declared, matching the prior quarter and 12.5% higher than the prior-year second quarter

MANITOWOC, Wis, July 18, 2025 -- Bank First Corporation (NASDAQ: BFC) (“Bank First” or the “Bank”), the holding company for Bank First, N.A., reported net income of $16.9 million, or $1.71 per share, for the second quarter of 2025, compared with net income of $16.1 million, or $1.59 per share, for the prior-year second quarter. For the six months ended June 30, 2025, Bank First earned $35.1 million, or $3.53 per share, compared to $31.5 million, or $3.10 per share for the same period in 2024.

“Bank First continues to benefit from recent moves towards normalization of the yield curve after an extended period of yield curve inversion,” stated Mike Molepske, Chairman and CEO of Bank First. “While we pride ourselves on being interest rate neutral, which minimizes the impact of changes in interest rates on our earnings, a normalized yield curve benefits the entire banking industry. If this move towards normalization continues, Bank First should see an improving net interest margin over the coming months and years.”

Operating Results

Net interest income (“NII”) during the second quarter of 2025 was $36.7 million, up $0.2 million from the previous quarter and up $3.7 million from the second quarter of 2024. The impact of net accretion and amortization of purchase accounting related to interest-bearing assets and liabilities from past acquisitions (“purchase accounting”) increased NII by $0.6 million, or $0.05 per share after tax, during the second quarter of 2025, compared to $1.0 million, or $0.08 per share after tax, during the previous quarter and $1.2 million, or $0.09 per share after tax, during the second quarter of 2024.

Net interest margin (“NIM”) was 3.72% for the second quarter of 2025, compared to 3.65% for the previous quarter and 3.63% for the second quarter of 2024. NII from purchase accounting increased NIM by 0.03%, 0.10% and 0.13% for each of these periods, respectively. The Bank’s NIM continues to benefit from new and renewed loans pricing at higher yields while deposits, particularly certificates, continue to reprice lower. Rates earned on average earning assets increased 10 basis points while rates paid on average interest-bearing deposits decreased 15 basis points from the second quarter of 2024 to the second quarter of 2025. NIM improved through the second quarter of 2025, with total NIM for the month of June 2025 coming in at 3.77% and NIM net of the impact of purchase accounting coming in at 3.70%.

Bank First recorded a provision for credit losses of $0.2 million during the second quarter of 2025, compared to $0.4 million during the previous quarter. The Bank did not record a provision for credit losses during the second quarter of 2024. Provision expense was $0.6 million for the first six months of 2025 compared to $0.2 million for the same period during 2024.

Noninterest income was $4.9 million for the second quarter of 2025, compared to $6.6 million and $5.9 million for the prior quarter and second quarter of 2024, respectively. Income provided by the Bank’s investment in Ansay & Associates, LLC totaled $1.2 million during the second quarter of 2025, matching the prior quarter but down $0.2 million from the prior-year second quarter. The Bank also experienced a $0.1 million negative valuation adjustment to its mortgage servicing rights asset during the second quarter of 2025 which compared unfavorably to $0.2 million and $0.3 million in positive valuation adjustments during the prior quarter and prior-year second quarter, respectively. Finally, the Bank benefited from a $1.0 million gain during the first quarter of 2025 and a $0.4 million gain during the second quarter of 2024 from death benefits on bank-owned life insurance policies, creating a negative variance in other non-interest income for the previous quarter and prior-year second quarter.

Noninterest expense totaled $20.8 million in the second quarter of 2025, compared to $20.6 million during the prior quarter and $19.1 million during the second quarter of 2024. Personnel expense remained well-managed, down $0.6 million from the prior quarter but up $0.4 million from the prior-year second quarter, the result of standard cost-of-living and merit increases year-over-year. Occupancy, equipment and office expense was elevated during the second quarter of 2025, up $0.3 million from the prior quarter and $0.6 million from the prior-year second quarter, the result of expenses from multiple branch remodels and the opening of a new branch in Sturgeon Bay, WI during the most recent quarter. Data processing expense was once again impacted in the most recent quarter by elevated expenditures related to the Bank’s upgrade of its digital banking platform after experiencing relatively light expenditures related to these projects in the first quarter of 2025. Outside service fees increased by $0.3 million from the prior quarter but were down $0.3 million from the second quarter of 2024. Outside service fees during the second quarter of 2025 include a $0.1 million commission related to the sale of a former branch building, which resulted in a $0.2 million gain on sale, and $0.1 million in personnel recruitment fees. The second quarter of 2024 included $0.4 million in commissions related to sales of former branch buildings, which resulted in $0.5 million in gains, leading to the improved year-over-year variance.

Balance Sheet

Total assets were $4.37 billion at June 30, 2025, a $130.0 million decline from December 31, 2024, but a $219.3 million increase from June 30, 2024.

Total loans were $3.58 billion at June 30, 2025, up $63.2 million from December 31, 2024, and up $151.7 million from June 30, 2024.

Total deposits, nearly all of which remain core deposits, were $3.60 billion at June 30, 2025, down $65.6 million from seasonal highs at December 31, 2024, but up $195.5 million from June 30, 2024. Noninterest-bearing demand deposits comprised 27.5% of the Bank’s total deposits at June 30, 2025, compared to 27.4% and 28.7% at December 31 and June 30, 2024, respectively.

Asset Quality

Nonperforming assets at June 30, 2025 remained negligible, totaling $13.6 million compared to $9.2 million and $11.0 million at the end of the fourth and second quarters of 2024, respectively. Nonperforming assets to total assets ended the second quarter of 2025 at 0.31%, compared to 0.21% and 0.27% at the end of the fourth and second quarters of 2024, respectively.

Capital Position

Stockholders’ equity totaled $612.3 million at June 30, 2025, a decrease of $27.4 million from the end of 2024 and $2.2 million from June 30, 2024. Dividends, including a $3.50 per common share special dividend declared in the second quarter of 2025, totaling $43.6 million and repurchases of BFC common stock totaling $22.0 million outpaced earnings of $35.1 million through the first six months of 2025, causing the decline in capital. The Bank’s book value per common share totaled $62.27 at June 30, 2025 compared to $63.89 at December 31, 2024 and $61.27 at June 30, 2024. Tangible book value per common share (non-GAAP) totaled $42.57 at June 30, 2025 compared to $44.28 at December 31, 2024 and $41.42 at June 30, 2024.

Dividend Declaration

Bank First’s Board of Directors approved a quarterly cash dividend of $0.45 per common share, payable on October 8, 2025, to shareholders of record as of September 24, 2025.

Bank First Corporation provides financial services through its subsidiary, Bank First, N.A., which was incorporated in 1894. Bank First offers loan, deposit, and treasury management products at its 27 banking locations in Wisconsin. The Bank has grown through both acquisitions and de novo branch expansion. The Bank employs approximately 368 full-time equivalent staff and has assets of approximately $4.4 billion. Insurance services are available through its bond with Ansay & Associates, LLC. Trust, investment advisory, and other financial services are offered in collaboration with several regional partners. Further information about Bank First Corporation is available by clicking the Shareholder Services tab at www.bankfirst.com.

# # #

Forward-Looking Statements: Certain statements contained in this press release and in other recent filings may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, without limitation, statements relating to the timing, benefits, costs, and synergies of the merger with Hometown, statements relating to our projected growth, anticipated future financial performance, financial condition, credit quality, and management’s long-term performance goals, and statements relating to the anticipated effects on our business, financial condition and results of operations from expected developments or events, our business, growth and strategies. These statements can generally be identified by the use of the words and phrases “may,” “will,” “should,” “could,” “would,” “goal,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target,” “aim,” “predict,” “continue,” “seek,” “projection,” and other variations of such words and phrases and similar expressions.

These forward-looking statements are not historical facts and are based upon current expectations, estimates, and projections, many of which, by their nature, are inherently uncertain and beyond Bank First’s control. The inclusion of these forward-looking statements should not be regarded as a representation by Bank First or any other person that such expectations, estimates, and projections will be achieved. Accordingly, Bank First cautions shareholders and investors that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements including, without limitation, (1) business and economic conditions nationally, regionally and in our target markets, particularly in Wisconsin and the geographic areas in which we operate, (2) changes in government interest rate policies, (3) our ability to effectively manage problem credits, (4) the risks associated with Bank First’s pursuit of future acquisitions, (5) Bank First’s ability to successful execute its various business strategies, including its ability to execute on potential acquisition opportunities, and (6) general competitive, economic, political, and market conditions.

This communication contains non-GAAP financial measures, such as tangible book value per common share and tangible common equity to tangible assets. Management believes such measures to be helpful to management, investors and others in understanding Bank First's results of operations or financial position. When non-GAAP financial measures are used, the comparable GAAP financial measures, as well as the reconciliation of the non-GAAP measures to the GAAP financial measures, are provided.  See " Non-GAAP Financial Measures" below. Management considers non-GAAP financial ratios to be critical metrics with which to analyze and evaluate financial condition and capital strengths. While non-GAAP financial measures are frequently used by stakeholders in the evaluation of a corporation, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analyses of results as reported under GAAP.

Further information regarding Bank First and factors which could affect the forward-looking statements contained herein can be found in Bank First's Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and its other filings with the Securities and Exchange Commission (the “SEC”). Many of these factors are beyond Bank First’s ability to control or predict. If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward-looking statements. Accordingly, shareholders and investors should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this press release, and Bank First undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for Bank First to predict their occurrence or how they will affect the company.

Bank First Corporation
Consolidated Financial Summary (Unaudited)

(In thousands, except share and per share data)	At or for the Three Months Ended					At or for the Six Months Ended
	6/30/2025	3/31/2025	12/31/2024	9/30/2024	6/30/2024	6/30/2025	6/30/2024
Results of Operations:
Interest income	$54,575	$55,048	$53,754	$54,032	$49,347	$109,623	$98,619
Interest expense	17,873	18,511	18,193	18,149	16,340	36,384	32,263
Net interest income	36,702	36,537	35,561	35,883	33,007	73,239	66,356
Provision for credit losses	200	400	(1,000)	-	-	600	200
Net interest income after provision for credit losses	36,502	36,137	36,561	35,883	33,007	72,639	66,156
Noninterest income	4,921	6,588	4,513	4,893	5,877	11,509	10,274
Noninterest expense	20,756	20,604	19,286	20,100	19,057	41,360	39,381
Income before income tax expense	20,667	22,121	21,788	20,676	19,827	42,788	37,049
Income tax expense	3,792	3,880	4,248	4,124	3,768	7,672	5,578
Net income	$16,875	$18,241	$17,540	$16,552	$16,059	$35,116	$31,471

Earnings per Common Share (Basic and Diluted)	$1.71	$1.82	$1.75	$1.65	$1.59	$3.53	$3.10

Common Shares:
Outstanding	9,833,476	9,973,276	10,012,088	10,011,428	10,031,350	9,833,476	10,031,350
Weighted average outstanding for the period	9,901,391	10,001,009	10,012,013	10,012,190	10,078,611	9,950,925	10,155,979

Noninterest Income / Noninterest Expense:
Service charges	$2,053	$2,011	$2,119	$2,189	$2,101	$4,064	$3,735
Income from Ansay	1,153	1,181	82	1,062	1,379	2,334	2,358
Loan servicing income	733	732	744	733	735	1,465	1,461
Valuation adjustment on mortgage servicing rights	(99)	175	18	(344)	339	76	27
Net gain on sales of mortgage loans	338	334	424	377	277	672	496
Other noninterest income	743	2,155	1,126	876	1,046	2,898	2,197
Total noninterest income	$4,921	$6,588	$4,513	$4,893	$5,877	$11,509	$10,274

Personnel expense	$10,427	$10,985	$9,886	$10,118	$10,004	$21,412	$20,897
Occupancy, equipment and office	1,922	1,591	1,445	1,598	1,330	3,513	2,914
Data processing	2,620	2,444	2,687	2,502	2,114	5,064	4,503
Postage, stationery and supplies	270	240	229	213	205	510	443
Advertising	61	65	78	61	79	126	174
Charitable contributions	274	476	200	183	234	750	410
Outside service fees	1,135	788	1,135	1,103	1,446	1,923	2,322
Federal deposit insurance	630	630	495	495	443	1,260	860
Net loss (gain) on other real estate owned	(159)	-	(186)	-	(461)	(159)	(508)
Net loss on sales of securities	-	-	-	-	-	-	34
Amortization of intangibles	1,273	1,298	1,389	1,429	1,475	2,571	2,975
Other noninterest expense	2,303	2,087	1,928	2,398	2,188	4,390	4,357
Total noninterest expense	$20,756	$20,604	$19,286	$20,100	$19,057	$41,360	$39,381

Period-end Balances:
Cash and cash equivalents	$120,328	$300,865	$261,332	$204,427	$98,950	$120,328	$98,950
Securities available-for-sale, at fair value	167,209	163,743	223,061	128,438	127,977	167,209	127,977
Securities held-to-maturity, at cost	109,854	110,241	110,756	109,236	110,648	109,854	110,648
Loans	3,580,357	3,548,070	3,517,168	3,470,920	3,428,635	3,580,357	3,428,635
Allowance for credit losses - loans	(44,292)	(43,749)	(44,151)	(45,212)	(45,118)	(44,292)	(45,118)
Premises and equipment, net	75,667	72,670	71,108	69,710	68,633	75,667	68,633
Goodwill and core deposit intangible, net	193,738	195,011	196,309	197,698	199,127	193,738	199,127
Mortgage servicing rights	13,445	13,544	13,369	13,351	13,694	13,445	13,694
Other assets	148,776	144,670	146,108	145,930	143,274	148,776	143,274
Total assets	4,365,082	4,505,065	4,495,060	4,294,498	4,145,820	4,365,082	4,145,820

Deposits
Interest-bearing	2,605,397	2,666,693	2,636,193	2,463,083	2,424,096	2,605,397	2,424,096
Noninterest-bearing	990,027	1,007,525	1,024,880	1,021,658	975,845	990,027	975,845
Borrowings	121,915	146,890	147,372	147,346	102,321	121,915	102,321
Other liabilities	35,410	35,543	46,932	33,516	28,979	35,410	28,979
Total liabilities	3,752,749	3,856,651	3,855,377	3,665,603	3,531,241	3,752,749	3,531,241

Stockholders' equity	612,333	648,414	639,683	628,895	614,579	612,333	614,579

Book value per common share	$62.27	$65.02	$63.89	$62.82	$61.27	$62.27	$61.27
Tangible book value per common share (non-GAAP)	$42.57	$45.46	$44.28	$43.07	$41.42	$42.57	$41.42

Average Balances:
Loans	$3,560,945	$3,541,995	$3,482,974	$3,450,423	$3,399,906	$3,551,522	$3,377,526
Interest-earning assets	4,006,981	4,100,846	3,962,690	3,833,968	3,696,099	4,053,653	3,718,801
Goodwill and other intangibles, net	194,503	195,752	196,966	198,493	199,959	195,124	200,684
Total assets	4,407,112	4,498,891	4,360,469	4,231,112	4,094,542	4,452,748	4,119,719
Deposits	3,596,755	3,672,039	3,545,694	3,435,172	3,401,828	3,634,190	3,423,985
Interest-bearing liabilities	2,762,544	2,837,182	2,655,609	2,583,382	2,466,726	2,799,658	2,489,514
Stockholders' equity	623,861	645,708	634,137	620,821	610,818	634,724	612,004

Financial Ratios:
Return on average assets *	1.54%	1.64%	1.60%	1.56%	1.58%	1.59%	1.54%
Return on average common equity *	10.85%	11.46%	11.00%	10.61%	10.57%	11.16%	10.34%
Return on average tangible common equity (non-GAAP)*	15.76%	16.44%	15.96%	15.59%	15.72%	16.11%	15.39%
Average equity to average assets	14.16%	14.35%	14.54%	14.67%	14.92%	14.25%	14.86%
Stockholders' equity to assets	14.03%	14.39%	14.23%	14.64%	14.82%	14.03%	14.82%
Tangible equity to tangible assets (non-GAAP)	10.04%	10.52%	10.31%	10.53%	10.53%	10.04%	10.53%
Net interest margin, taxable equivalent *	3.72%	3.65%	3.61%	3.76%	3.63%	3.69%	3.62%
Net loan charge-offs (recoveries) to average loans *	0.00%	0.09%	0.01%	0.04%	-0.05%	0.05%	-0.05%
Nonperforming loans to total loans	0.38%	0.19%	0.24%	0.32%	0.31%	0.38%	0.31%
Nonperforming assets to total assets	0.31%	0.17%	0.21%	0.28%	0.27%	0.31%	0.27%
Allowance for credit losses - loans to total loans	1.24%	1.23%	1.26%	1.30%	1.32%	1.24%	1.32%

Loan Portfolio Composition:
Commercial/industrial	$628,527	$507,850	$500,352	$517,816	$507,406	$628,527	$507,406
Commercial real estate - owner occupied	841,749	973,578	968,837	938,730	920,521	841,749	920,521
Commercial real estate - non-owner occupied	518,636	460,077	459,431	463,323	472,272	518,636	472,272
Multi-family	377,218	355,003	326,408	329,458	333,461	377,218	333,461
Construction and development	249,857	278,475	277,971	246,445	229,934	249,857	229,934
Residential 1-4 family	891,685	903,280	913,187	904,273	897,087	891,685	897,087
Consumer and other	72,685	69,807	70,982	70,875	67,954	72,685	67,954
Total	$3,580,357	$3,548,070	$3,517,168	$3,470,920	$3,428,635	$3,580,357	$3,428,635

Share Repurchases:
Total number of shares repurchased	143,720	61,882	-	20,748	98,623	205,602	359,816
Total dollar of shares repurchased	$15,661,618	$6,380,519	$-	$1,701,336	$7,948,028	$22,042,137	$30,219,955

Non-GAAP Financial Measures:
Average tangible common equity reconciliation
Total average stockholders’ equity (GAAP)	$623,861	$645,708	$634,137	$620,821	$610,818	$634,724	$612,004
Average goodwill	(175,106)	(175,106)	(175,106)	(175,106)	(175,106)	(175,106)	(175,106)
Average core deposit intangible, net of amortization	(19,397)	(20,646)	(21,860)	(23,387)	(24,853)	(20,018)	(25,578)
Average tangible common equity (non-GAAP)	$429,358	$449,956	$437,171	$422,328	$410,859	$439,600	$411,320

Return on average tangible common equity calculation*
Average tangible common equity (non-GAAP)	$429,358	$449,956	$437,171	$422,328	$410,859	$439,600	$411,320
Net income	$16,875	$18,241	$17,540	$16,552	$16,059	$35,116	$31,471
Return on average tangible common equity*	15.76%	16.44%	15.96%	15.59%	15.72%	16.11%	15.39%

Tangible assets reconciliation
Total assets (GAAP)	$4,365,082	$4,505,065	$4,495,060	$4,294,498	$4,145,820	$4,365,082	$4,145,820
Goodwill	(175,106)	(175,106)	(175,106)	(175,106)	(175,106)	(175,106)	(175,106)
Core deposit intangible, net of amortization	(18,632)	(19,905)	(21,203)	(22,592)	(24,021)	(18,632)	(24,021)
Tangible assets (non-GAAP)	$4,171,344	$4,310,054	$4,298,751	$4,096,800	$3,946,693	$4,171,344	$3,946,693

Tangible common equity reconciliation
Total stockholders’ equity (GAAP)	$612,333	$648,414	$639,683	$628,895	$614,579	$612,333	$614,579
Goodwill	(175,106)	(175,106)	(175,106)	(175,106)	(175,106)	(175,106)	(175,106)
Core deposit intangible, net of amortization	(18,632)	(19,905)	(21,203)	(22,592)	(24,021)	(18,632)	(24,021)
Tangible common equity (non-GAAP)	$418,595	$453,403	$443,374	$431,197	$415,452	$418,595	$415,452

Tangible book value per common share calculation
Tangible common equity (non-GAAP)	$418,595	$453,403	$443,374	$431,197	$415,452	$418,595	$415,452
Common shares outstanding at the end of the period	9,833,476	9,973,276	10,012,088	10,011,428	10,031,350	9,833,476	10,031,350
Tangible book value per common share (non-GAAP)	$42.57	$45.46	$44.28	$43.07	$41.42	$42.57	$41.42

Tangible equity to tangible assets calculation
Tangible common equity (non-GAAP)	$418,595	$453,403	$443,374	$431,197	$415,452	$418,595	$415,452
Tangible assets (non-GAAP)	$4,171,344	$4,310,054	$4,298,751	$4,096,800	$3,946,693	$4,171,344	$3,946,693
Tangible equity to tangible assets (non-GAAP)	10.04%	10.52%	10.31%	10.53%	10.53%	10.04%	10.53%

* Components of the quarterly ratios were annualized.

Bank First Corporation

Average assets, liabilities and stockholders' equity, and average rates earned or paid

	Three Months Ended
	June 30, 2025			June 30, 2024
	Average Balance	Interest Income/ Expenses (1)	Rate Earned/ Paid (1)	Average Balance	Interest Income/ Expenses (1)	Rate Earned/ Paid (1)
	(dollars in thousands)
ASSETS
Interest-earning assets
Loans (2)
Taxable	$3,432,506	194,859	5.68%	$3,293,213	$182,549	5.54%
Tax-exempt	128,439	6,818	5.31%	106,693	4,895	4.59%
Securities
Taxable (available for sale)	159,275	6,913	4.34%	123,616	4,862	3.93%
Tax-exempt (available for sale)	30,855	1,115	3.61%	32,888	1,139	3.46%
Taxable (held to maturity)	106,783	4,282	4.01%	108,037	4,283	3.96%
Tax-exempt (held to maturity)	2,404	66	2.75%	3,217	85	2.64%
Cash and due from banks	146,719	6,526	4.45%	28,435	1,945	6.84%
Total interest-earning assets	4,006,981	220,579	5.50%	3,696,099	199,758	5.40%
Noninterest-earning assets	444,194			442,843
Allowance for credit losses - loans	(44,063)			(44,400)
Total assets	$4,407,112			$4,094,542
LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing deposits
Checking accounts	$453,918	$11,443	2.52%	$400,135	$11,825	2.96%
Savings accounts	838,709	12,211	1.46%	814,980	12,218	1.50%
Money market accounts	667,685	16,142	2.42%	595,018	14,193	2.39%
Certificates of deposit	635,509	24,362	3.83%	605,071	25,273	4.18%
Brokered Deposits	20,097	814	4.05%	748	17	2.27%
Total interest-bearing deposits	2,615,918	64,972	2.48%	2,415,952	63,526	2.63%
Other borrowed funds	146,626	6,713	4.58%	50,774	2,195	4.32%
Total interest-bearing liabilities	2,762,544	71,685	2.59%	2,466,726	65,721	2.66%
Noninterest-bearing liabilities
Demand Deposits	980,837			985,876
Other liabilities	39,870			31,122
Total Liabilities	3,783,251			3,483,724
Shareholders' equity	623,861			610,818
Total liabilities & shareholders' equity	$4,407,112			$4,094,542

Net interest income on a fully taxable equivalent basis		148,894			134,037
Less taxable equivalent adjustment		(1,680)			(1,285)
Net interest income		$147,214			$132,752
Net interest spread (3)			2.91%			2.74%
Net interest margin (4)			3.72%			3.63%

(1)  Annualized on a fully taxable equivalent basis calculated using a federal tax rate of 21%.

(2)  Nonaccrual loans are included in average amounts outstanding.

(3)  Represents the difference between the weighted average yield on interest-earning assets and the weighted average cost of interest-bearing liabilities.

(4)  Represents net interest income on a fully tax equivalent basis as a percentage of average interest-earning assets.

Bank First Corporation

Average assets, liabilities and stockholders' equity, and average rates earned or paid

	Six Months Ended
	June 30, 2025			June 30, 2024
	Average Balance	Interest Income/ Expenses (1)	Rate Earned/ Paid (1)	Average Balance	Interest Income/ Expenses (1)	Rate Earned/ Paid (1)
	(dollars in thousands)
ASSETS
Interest-earning assets
Loans (2)
Taxable	$3,448,515	$194,542	5.64%	$3,270,089	$179,602	5.49%
Tax-exempt	103,007	6,852	6.65%	107,437	4,873	4.54%
Securities
Taxable (available for sale)	169,740	7,435	4.38%	142,985	6,143	4.30%
Tax-exempt (available for sale)	31,771	1,132	3.56%	33,409	1,140	3.41%
Taxable (held to maturity)	107,210	4,274	3.99%	107,193	4,266	3.98%
Tax-exempt (held to maturity)	2,797	75	2.68%	3,677	96	2.61%
Cash, due from banks and other	190,613	8,445	4.43%	54,011	3,484	6.45%
Total interest-earning assets	4,053,653	222,755	5.50%	3,718,801	199,604	5.37%
Noninterest-earning assets	443,235			444,965
Allowance for loan losses	(44,140)			(44,047)
Total assets	$4,452,748			$4,119,719
LIABILITIES AND STOCKHOLDERS' EQUITY
Interest-bearing deposits
Checking accounts	$485,115	$12,098	2.49%	$410,955	$11,669	2.84%
Savings accounts	834,917	12,139	1.45%	813,963	12,048	1.48%
Money market accounts	675,522	16,412	2.43%	616,236	14,674	2.38%
Certificates of deposit	637,214	25,186	3.95%	597,593	24,308	4.07%
Brokered Deposits	20,095	815	4.06%	748	17	2.27%
Total interest-bearing deposits	2,652,863	66,650	2.51%	2,439,495	62,716	2.57%
Other borrowed funds	146,795	6,721	4.58%	50,019	2,165	4.33%
Total interest-bearing liabilities	2,799,658	73,371	2.62%	2,489,514	64,881	2.61%
Noninterest-bearing liabilities
Demand Deposits	981,327			984,490
Other liabilities	37,039			33,711
Total Liabilities	3,818,024			3,507,715
Stockholders' equity	634,724			612,004
Total liabilities & stockholders' equity	$4,452,748			$4,119,719
Net interest income on a fully taxable equivalent basis		149,384			134,723
Less taxable equivalent adjustment		(1,693)			(1,283)
Net interest income		$147,691			$133,440
Net interest spread (3)			2.87%			2.76%
Net interest margin (4)			3.69%			3.62%

(1)  Annualized on a fully taxable equivalent basis calculated using a federal tax rate of 21%.

(2)  Nonaccrual loans are included in average amounts outstanding.

(3)  Represents the difference between the weighted average yield on interest-earning assets and the weighted average cost of interest-bearing liabilities.

(4)  Represents net interest income on a fully tax equivalent basis as a percentage of average interest-earning assets.